POWER OF ATTORNEY
FOR SECTION 16 REPORTING OBLIGATIONS
KNOW ALL BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Keeley Aleman, Michael Lynn, Kimberly Larie, and Meg Green, and each of them individually, as the undersigned?s true and lawful attorney-in-fact, with full power and authority, including substitution and revocation, as hereinafter described on behalf of and in the name, place and stead of the
undersigned to: (1)	prepare, execute, acknowledge, deliver and file Forms 3, 4,
and 5 (including any amendments thereto) with respect to the securities of
Waters Corporation, a Delaware corporation and any successor issuer thereto
(the ?Company?), with the United States Securities and Exchange Commission, any
national securities exchanges and the Company, as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the
rules and regulations promulgated thereunder, as amended from time to time (the
?Exchange Act?); (2)	prepare, execute, acknowledge, deliver and file Forms 144
(including any amendments thereto) with respect to the securities of the
Company, with the United States Securities and Exchange Commission, any
national securities exchanges and the Company, as considered necessary or advisable under Rule 144 of the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended from time to time (the
?Securities Act?); (3)	seek or obtain, as the undersigned?s representative and
on the undersigned?s behalf, information on transactions in the Company?s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned or such attorney in-fact and hereby approves and ratifies any such release of information; and
(4)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing. The undersigned acknowledges
that: (1)	this Power of Attorney authorizes, but does not require, such attorney-in-fact to act in their discretion on information provided to such
attorney-in-fact without independent verification of such information; (2)	any
documents prepared and/or executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her
discretion, deems necessary or desirable; (3)	neither the Company nor such
attorney-in-fact assumes (i) any liability for the undersigned?s responsibility to comply with the requirements of the Exchange Act, or the Securities Act, as applicable, (ii) any liability of the undersigned for any failure to comply with such requirements, (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act, or (iv) any
liability for failure to quality for the safe harbor Rule 144; and (4)	this
Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned?s obligations under the Exchange Act, or
Securities Act, as applicable, including without limitation the reporting requirements under Section 16 of the Exchange Act. The undersigned hereby gives and grants the foregoing attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited
Power of Attorney. Any previous Power of Attorney covering the same subject matter hereof is hereby revoked effective the date hereof. This Power of
Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 144, 3, 4, or 5 or if earlier, until revoked by the undersigned in a signed writing delivered to such attorney-in-fact. IN
WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2026. By: /s/ Heather Knight Name: Heather
Knight